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EXHIBIT 10.2

Rick A. Gibson Commercial Lending Specialist Commercial Banking Commerce Place, 7th Floor, 400 Burrard Street Vancouver, BC V6C 3A6

December 6, 1999

Power Measurement Ltd.
2195 Keating Cross Road
Saanichton, British Columbia
V8M 2A5

-and -

Parties Listed in Schedule A

Dear Sirs/Mesdames:

  Re: Amendment to Credit Facility

    Power Measurement Ltd. (the "Borrower") has requested certain amendments to the Credit Agreement dated as of March 12, 1999 among the Borrower, as borrower, Canadian Imperial Bank of Commerce (the "Agent"), as agent and Canadian Imperial Bank of Commerce, and such lenders as are from time to time signatories thereto (collectively, the "Lenders") (the "Credit Agreement", the capitalized terms used herein as therein defined). In consideration of the continued advance of the credit facilities under the Credit Agreement, the Agent for and on behalf of itself and as Lender, the Borrower and the subordinated lenders listed in Schedule A (the "Subordinated Lenders") agree that the Credit Agreement shall be deemed to be amended so as to:

  (i)
  increase the Committment of the Lender under the Operating Facility from Cdn. $5,000,000 to Cdn. $5,500,000 so that the Total Commitment is Cdn. $30,500,000; and

  (ii)
  decrease the amount of Borrower's Shareholder Equity required pursuant to Section 9.1(s)(iii) of the Credit Agreement by Cdn. $3,000,000 so that the amount then reads: "as at the last day of each month, the Borrower's Shareholder Equity shall not be less than Cdn. $30,000,000 plus 75% of annual positive net earnings and 100% of the proceeds of any offering of Securities;"

and any and all necessary changes in connection with the foregoing amendments shall be deemed to have been made to the Credit Facility Documents.

    The parties acknowledge that save as otherwise indicated herein, the Credit Agreement and Credit Facility Documents shall continue unamended and remain in full force and effect and except as amended and supplemented hereby and the Security and the other Credit Facility Documents are in all respects confirmed, ratified and preserved.

    The Borrower and each of the Subordinated Lenders shall, and the Borrower shall cause its Material Subsidiaries to, at all times hereafter at the reasonable request of the Agent for and on behalf of the Lenders execute and deliver to the Agent all such further documents and instruments and shall do and perform such acts as may be necessary to give full effect to the intent and meaning of this letter including without limitation, all such further documents, certificates and instruments as considered necessary or desirable by any of the Lenders to preserve, protect or perfect the Security and the

Borrower acknowledges and agrees that a default hereunder shall constitute a Default and Event of Default under the Credit Agreement.

    This letter shall be binding upon the Borrower and the Subordinated Lenders and their respective successors and permitted assigns and shall enure to the benefit of the Agent and the Lenders and their respective successors and assigns and shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

    If the foregoing is consistent with your understanding and is acceptable to you, please execute a copy of this letter and return it to us.

Yours truly,
CANADIAN IMPERIAL BANK OF COMMERCE, as Agent and Lender
		By:	/s/ [ILLEGIBLE] Authorized Signatory
c/s
		By:	Authorized Signatory
Acknowledged and agreed this 7th day of December, 1999:		Acknowledged and agreed this 7th day of December, 1999:
REGENCY TRUST		POWER MEASUREMENT LTD.
By:	/s/ [ILLEGIBLE] Authorized Signatory	By:	/s/ Bradford Forth Authorized Signatory
	c/s		c/s
By:	Authorized Signatory	By:	Authorized Signatory
Acknowledged and agreed this day of , 1999:		Acknowledged and agreed this day of , 1999:
GFI-PML PARTNERS, L.P.		OCM PRINCIPAL OPPORTUNITIES FUND, L.P.
By:	/s/ [ILLEGIBLE] Authorized Signatory	By:	Authorized Signatory
	c/s		c/s
By:	Authorized Signatory	By:	/s/ [ILLEGIBLE] Authorized Signatory

Acknowledged and agreed this day of , 1999:		Acknowledged and agreed this 22nd day of December, 1999:
RIT CAPITAL PARTNERS, PLC		TINICUM INVESTORS
By:	/s/ [ILLEGIBLE] Authorized Signatory	By:	/s/ [ILLEGIBLE] Authorized Signatory
	c/s		c/s
By:	Authorized Signatory	By:	Authorized Signatory

SCHEDULE A

OCM Principal Opportunities Fund, L.P.
28th Floor—333 S. Grande Avenue
Los Angeles, California
U.S.A. 90071

-and-

Regency Trust
c/o Ernst & Young Trust Corporation
P.O. Box 261
Bay Street
Bridgetown, Barbados

-and-

Tinicum Investors
800 Third Avenue
New York, New York
U.S.A. 10002

-and-

GFI-PML Partners, L.P.
Suite 1375, 12121 Wiltshire Boulevard
Los Angeles, California
U.S.A. 90025

-and-

RIT Capital Partners, PLC
27 St. James's Place
London, England
SW1A - INR

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  EXHIBIT 10.2
SCHEDULE A